Summary Prospectus Supplement

January 16, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated January 16, 2013 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated April 30, 2012 of:

Core Plus Fixed Income Portfolio
(the "Portfolio")

Jaidip Singh no longer manages the Portfolio. As a result, all references to Mr. Singh are hereby deleted from the Summary Prospectus. Effective immediately, Divya Chhibba has been added to the team primarily responsible for the day-to-day management of the Portfolio. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

The section of the Summary Prospectus entitled "Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Divya Chhibba	Vice President	January 2013
Neil Stone	Managing Director	January 2011

Please retain this supplement for future reference.

  SU-MSIFTHL-02-SPTI 1/13